Exhibit 4.1

016570|  003590| 127C|4|057-423

COMMON STOCK	COMMON STOCK

PAR VALUE $0.001	THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA AND JERSEY CITY, NJ

Certificate Number	Shares
ZQ 000000	* * ******* * * * * * * * * ******* * * * * * * * * ******* * * * * * * * * ******* * * * * * * * * ******* *

DIGIMARC CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP 25381B 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $0.001 EACH, OF

Digimarc Corporation, transferable on the books of the Corporation by the holder hereof in person, or by a duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A.
Chairman of the Board of Directors	TRANSFER AGENT AND REGISTRAR,

By
Treasurer	AUTHORIZED SIGNATURE

DIGIMARC CORPORATION

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF JULY 31, 2008 AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), BETWEEN DIGIMARC CORPORATION (“DIGIMARC”) AND COMPUTERSHARE TRUST COMPANY, N.A. (OR ANY SUCCESSOR THERETO), AS RIGHTS AGENT (OR BETWEEN DIGIMARC AND ANY SUCCESSOR RIGHTS AGENT UNDER THE RIGHTS AGREEMENT), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF DIGIMARC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. DIGIMARC WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DESIGNATION, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE CORPORATION AT ITS PRINCIPAL OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . .
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act . . . . . . . . . . . . . (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . (Cust) (Minor) under Uniform Gifts to Minors Act . . . . . . . . . . . . . (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,                                          hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: 20		Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Signature:		Stockbrokers, Savings and Loan Associations and Credit
Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
Signature:		PURSUANT TO S.E.C. RULE 17Ad-15.
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.